Exhibit 10.1

Execution Version

BORROWING BASE INCREASE AGREEMENT AND AMENDMENT NO. 5

TO CREDIT AGREEMENT

This BORROWING BASE INCREASE AGREEMENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (“Agreement”) dated as of October 26, 2018 (the “Effective Date”), is among Penn Virginia Holding Corp., a Delaware corporation (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (the “Parent”), the subsidiaries of the Borrower party hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A.    The Parent, the Borrower, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of September 12, 2016, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 13, 2017, that certain Master Assignment, Agreement and Amendment No. 2 to Credit Agreement dated as of June 27, 2017, that certain Master Assignment, Agreement and Amendment No. 3 to Credit Agreement dated as of September 29, 2017, and that certain Master Assignment, Agreement and Amendment No. 4 to Credit Agreement dated as of March 1, 2018 (as so amended, the “Credit Agreement”).

B.    The parties hereto wish to, subject to the terms and conditions set forth herein, (i) amend the Credit Agreement as provided herein and (ii) increase the Borrowing Base.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.    Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 3.    Amendments to Credit Agreement.

(a)    Article I (Definitions and Accounting Terms) of the Credit Agreement is hereby amended by adding the following new Section 1.10 to the end thereof:

Section 1.10    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s Legal Requirements): (a) if any asset, Property, right, obligation, or liability of any Person becomes the asset, Property, right, obligation, or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(b)    Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following definitions to read as follows:

“Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or finance leases on a balance sheet of such Person under GAAP.

“Eurodollar Base Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 2.03(c)(vii), (a) in determining Eurodollar Rate for purposes of determining the Eurodollar Rate for the Adjusted Reference Rate, the rate per annum for Dollar deposits quoted by the Administrative Agent for the purpose of calculating effective rates of interest for loans making reference to the “Daily Three-Month LIBOR” or the “LIBOR Market Index Rate” or other words of similar import, as the inter-bank offered rate in effect from time to time for delivery of funds for three (3) months in amounts approximately equal to the principal amount of the applicable Advances; provided that, the Administrative Agent may base its quotation of the inter-bank offered rate upon such offers or other market indicators of the inter-bank market as the Administrative Agent in its reasonable discretion deems appropriate including the rate determined under the following clause (b), and (b) in determining Eurodollar Rate for all other purposes, the rate per annum (rounded upward to the nearest whole multiple of 1/100th of 1.00%) equal to the interest rate per annum as published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent) as the London Interbank Offered Rate, for deposits in Dollars at 11:00 a.m. (London, England time) two Business Days before the first day of the applicable Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period; provided that, if such quotation is not available for any reason, then for purposes of this clause (b), Eurodollar Base Rate shall then be the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Advances being made, continued or Converted by the Lenders and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London branch (or other branch or Affiliate of the Administrative Agent, or in the event that the Administrative Agent does not have a London branch, the London branch of a Lender chosen by the Administrative Agent) to major banks in the London or other offshore inter-bank market for Dollars at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided further that, if the rate determined under the preceding clause (a) or clause (b) (including, without limitation, any Replacement Rate) is less than zero, then “Eurodollar Base Rate” shall be deemed to be zero for such determination. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.03(c)(vii), in the event that a Replacement Rate with respect to a Eurodollar Base Rate is implemented, then all references herein to the Eurodollar Base Rate shall be deemed references to such Replacement Rate (including the corresponding rate that would apply to any determination of Adjusted Reference Rate).

“Fee Letters” mean (a) the Exit Facility Lender Fee Letter dated May 10, 2016, among the Administrative Agent, the Borrower, and Holdings, (b) that certain Exit Facility Agent Fee Letter dated May 10, 2016, among the Administrative Agent, the Borrower, and Holdings, (c) that certain fee letter dated June 27, 2017 among Wells Fargo Securities, LLC, the Borrower, and Holdings, (d) that certain fee letter dated September 29, 2017 among Wells Fargo Securities, LLC, the Borrower, and Holdings, (e) that certain fee letter dated March 1, 2018 among Wells Fargo Securities, LLC, the Borrower, and Holdings, and (f) that certain fee letter dated October 26, 2018 among Wells Fargo Securities, LLC, the Borrower, and Holdings.

(c)    Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:

“Amendment No. 5 Effective Date” means October 26, 2018.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Replacement Rate” has the meaning set forth in Section 2.03(c)(vii).

(d)    Section 1.03 (Accounting Terms; Changes in GAAP) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, for purposes of calculations made pursuant to the terms of this Agreement or any other Loan Document, GAAP will be deemed to treat leases that would have been classified as operating leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2017 in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2017, notwithstanding any modifications or interpretive changes thereto that may occur thereafter.

(e)    Section 2.03(c) (Certain Limitations) of the Credit Agreement is hereby amended by (i) deleting the word “and” after the semicolon of clause (v) therein, (ii) replacing the “.” at the end of clause (vi) therein with “; and”, and (iii) adding the following new clause (vii) immediately below clause (vi) therein:

(vii) Notwithstanding anything to the contrary in clauses (ii), (iii), and (iv) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) or the Majority Lenders notify the Administrative Agent that the Majority Lenders have made the determination, that (A) the circumstances described in clause (ii), (iii) or (iv) have arisen and that such circumstances are unlikely to be temporary, (B) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (C) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency, then the Administrative Agent may, to the extent practicable (in consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (1) an event described in clause (ii), (iii), or (iv) occurs with respect to the Replacement Rate or (2) the Administrative Agent (or the Majority Lenders through the Administrative Agent) notifies the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Advances bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this clause (vii). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 9.03), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Majority Lenders, with each such notice stating that such Lender objects to such amendment. To the extent the Replacement Rate is approved by the Administrative Agent in connection with this clause (vii), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders).

(f)    Section 4.06 (True and Complete Disclosure) of the Credit Agreement is hereby amended by adding the following new sentence to the end thereof:

The information included in any Beneficial Ownership Certification provided to any Lender in connection with this Agreement is true and correct in all respects as of the date delivered.

(g)    Section 5.06(q) (USA Patriot Act) of the Credit Agreement is hereby amended by amending and restating such subsection to read as follows:

(q)    USA Patriot Act; Beneficial Ownership. Promptly, following a request by any Lender, all documentation and other information (including, without limitation, a Beneficial Ownership Certification) that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and the Beneficial Ownership Regulation;

(h)    Section 5.06 (Reporting Requirements) of the Credit Agreement is hereby amended by (i) deleting the word “and” after the semicolon of subsection (t) therein, (ii) replacing the “.” at the end of subsection (u) therein with “; and”, and (iii) adding the following new subsection (v) immediately below subsection (u) therein:

(v)    Beneficial Ownership. Prompt written notice of any change in the information provided in any Beneficial Ownership Certification delivered to a Lender that would result in a change to the list of beneficial owners identified in such Beneficial Ownership Certification.

(i)    Section 8.03 (Exculpatory Provisions) of the Credit Agreement is hereby amended by (i) deleting the word “and” after the semicolon of subsection (b) therein, (ii) replacing the “.” at the end of subsection (c) therein with “; and”, and (iii) adding the following new subsection (d) immediately below subsection (c) therein:

(d) does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Eurodollar Base Rate”.

(j)    Section 9.03(a) (Waivers and Amendments) of the Credit Agreement is hereby amended by amending and restating such subsection to read as follows:

no amendment, waiver or consent shall, without the consent of each Lender directly and adversely affected thereby, (i) reduce the amount of, or rate of interest on, the Advances (other than the Default Rate of interest on the Advances which may be reduced or waived by the Majority Lenders); provided that the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 2.03(c)(vii) in accordance with the terms of such Section, (ii) reduce the amount of any fees or other amounts payable hereunder or under any other Loan Document (other than those specifically addressed above in this Section 9.03), (iii) amend, waive or consent to depart from any of the conditions specified in Section 3.01 (other than such conditions which are expressly noted to be subject to Majority Lenders’ approval), (iv) increase the Maximum Credit Amount or any obligations of any Lender, (v) postpone or extend any date fixed for any payment of any fees or other amounts payable hereunder (other than those otherwise specifically addressed in this Section 9.03), including an extension of the Maturity Date or the Commitment Termination Date, or (vi) amend, waive or consent to depart from Section 2.13(e) or Section 7.06;

(k)    Schedule II to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule II attached to this Agreement.

Section 4.    Increase in the Borrowing Base. Subject to the terms of this Agreement, as of the Effective Date, the Borrowing Base shall be increased from $340,000,000 to $450,000,000 and such Borrowing Base shall remain in effect at that level until the effective date of the next Borrowing Base redetermination or adjustment made in accordance with the terms of the Credit Agreement, as amended hereby. The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 4 is the semi-annual redetermination of the Borrowing Base scheduled to occur on or about October 1, 2018, as provided in Section 2.02(b)(ii) of the Credit Agreement. Each Lender’s Pro Rata Share of the resulting Borrowing Base, after giving effect to the increase in the Borrowing Base set forth in this Section 4, and each Lender’s Maximum Credit Amount, after giving effect to this Agreement, are as set forth in Schedule II attached hereto.

Section 5.    Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a)    after giving effect hereto, the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranty, and each of the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date;

(b)    all conditions required under Section 6 of this Agreement have been met other than such conditions which have been waived by the Lenders; provided that (1) for items which require the satisfaction of the Administrative Agent or Lenders, the Borrower may assume such satisfaction and (2) any Responsible Officer of the Borrower may assume that any signatures of any party other than a Loan Party have been received by the Administrative Agent and are genuine and authorized by all requisite actions;

(c)    after giving effect hereto, no Default or Event of Default has occurred and is continuing;

(d)    the execution, delivery and performance of this Agreement by such Loan Party are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;

(e)    this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(f)    there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;

(g)    the Collateral is unimpaired by this Agreement and the Loan Parties have granted to the Administrative Agent an Acceptable Security Interest in the Collateral covered by the Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and

(h)    as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Loan Document.

Section 6.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a)    The Administrative Agent shall have received (i) this Agreement executed by duly authorized officers of the Parent, the Borrower, each Guarantor, the Administrative Agent, and the Lenders, and (ii) that certain fee letter dated as of the date hereof among Wells Fargo Securities, LLC, the Borrower, and the Parent (the “Amendment No. 5 Fee Letter”);

(b)    To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Credit Agreement, as amended hereby), any Lender that has requested, in a written notice to the Borrower at least 7 days prior to the Effective Date, a Beneficial Ownership Certification (as defined in the Credit Agreement, as amended hereby) in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (b) shall be deemed to be satisfied); and

(c)    The Borrower shall have paid (i) all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment prior to the Effective Date (unless the Administrative Agent consents to the payment of such fees post-closing), and (ii) the fees required under the Amendment No. 5 Fee Letter.

Section 7.    Acknowledgments and Agreements.

(a)    Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b)    The Parent, Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Loan Documents, are not impaired in any respect by this Agreement.

(c)    Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(d)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 8.    Reaffirmation of Security Instruments. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 9.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 10.    Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 13.    Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 14.    Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER: PENN VIRGINIA HOLDING CORP.

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PARENT: PENN VIRGINIA CORPORATION

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

PENN VIRGINIA OIL & GAS CORPORATION

PENN VIRGINIA OIL & GAS GP LLC

PENN VIRGINIA OIL & GAS LP LLC

PENN VIRGINIA MC CORPORATION

PENN VIRGINIA MC ENERGY L.L.C.

PENN VIRGINIA MC GATHERING COMPANY L.L.C.

PENN VIRGINIA MC OPERATING COMPANY L.L.C.

PENN VIRGINIA RESOURCE HOLDINGS CORP.

Each By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS, L.P.

By:	Penn Virginia Oil & Gas GP LLC, its general partner

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Paul Squires
Name:	Paul Squires
Title:	Managing Director

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: CITIBANK, N.A., as a Lender

By:	/s/ William McNeely
Name:	William McNeely
Title:	Senior Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: SUNTRUST BANK, as a Lender

By:	/s/ Brian Guffin
Name:	Brian Guffin
Title:	Managing Director

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Senior Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert Kret
Name:	Robert Kret
Title:	VP

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: COMERICA BANK, as a Lender

By:	/s/ Chad W. Stephenson
Name:	Chad W. Stephenson
Title:	Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: EAST WEST BANK, as a Lender

By:	/s/ Reed Thompson
Name:	Reed Thompson
Title:	Senior Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Cameron Hinojosa
Name:	Cameron Hinojosa
Title:	Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

LENDER: WEST TEXAS NATIONAL BANK, as a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Senior Vice President

Signature Page to Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement

(Penn Virginia Holdng Corp.)

SCHEDULE II

NOTICE INFORMATION AND COMMITMENTS

Each of the commitments to lend set forth herein is governed by the terms of the Credit Agreement which provides for, among other things, borrowing base limitations which may restrict the Borrower’s ability to request (and the Lenders’ obligation to provide) Credit Extensions to a maximum amount which is less than the commitments set forth in this Schedule II.

Administrative Agent/Issuing Lender:

Wells Fargo Bank, National Association

1525 West W.T. Harris Blvd

Mail Code D1109-019

Charlotte, North Carolina 28262

Attn:    Syndication Agency Services

Telephone:	(704) 590-2706
Telecopy:	(704) 590-2790

with a copy to:

Wells Fargo Bank, National Association

1000 Louisiana Street, 9th Floor

MAC T0002-090

Houston, TX 77002

Attention: Paul Squires

Telephone: (713) 319-1314

Electronic Mail: paul.a.squires@wellsfargo.com

Borrower:

at c/o Penn Virginia Corporation

16285 Park Ten Place, Suite 500

Houston, Texas 77084

Attn: Steven A. Hartman

713-722-6529

Steve.hartman@pennvirginia.com

[continued]

Schedule II

Lender	Maximum Credit Amounts	Pro Rata Share	**Pro Rata Share of the Borrowing Base as of the Amendment No. 5 Effective Date
Wells Fargo Bank, National Association	$51,470,588.24	10.294117647%	$46,323,529.42
Citibank, N.A.	$51,470,588.24	10.294117647%	$46,323,529.42
Royal Bank of Canada	$51,470,588.24	10.294117647%	$46,323,529.42
SunTrust Bank	$51,470,588.24	10.294117647%	$46,323,529.42
Capital One, National Association	$44,117,647.06	8.823529412%	$39,705,882.35
Branch Banking and Trust Company	$40,441,176.47	8.088235294%	$36,397,058.82
Bank of America, N.A.	$36,764,705.88	7.352941176%	$33,088,235.29
Canadian Imperial Bank of Commerce, New York Branch	$29,411,764.71	5.882352941%	$26,470,588.23
Comerica Bank	$29,411,764.71	5.882352941%	$26,470,588.23
East West Bank	$29,411,764.71	5.882352941%	$26,470,588.23
The Huntington National Bank	$29,411,764.71	5.882352941%	$26,470,588.23
Société Générale	$29,411,764.71	5.882352941%	$26,470,588.23
West Texas National Bank	$25,735,294.12	5.147058824%	$23,161,764.71
Total:	$500,000,000.00	100.000000000%	$450,000,000.00

**	Borrowing Base is subject to redetermination and adjustment pursuant to the terms of the Agreement.

Schedule II